CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2023
Disclosure of objectives, policies and processes for managing capital [abstract]
CAPITAL MANAGEMENT

19.	CAPITAL MANAGEMENT

The Trust’s capital structure comprises the total of the stapled unitholders’ equity and debt. The total managed capital of the Trust is summarized below:

As at December 31,	2023	2022
Unsecured debentures, net	$1,892,236	$1,893,186
Unsecured term loans, net	1,173,746	1,090,451
Derivative (assets) liabilities, net(1)	(100,813)	(138,388)
Secured debt	—	51,373
Total debt	2,965,169	2,896,622
Stapled unitholders’ equity	5,276,951	5,475,375
Total managed capital	$8,242,120	$8,371,997
(1)     Balance represents derivative (assets) net of derivative liabilities (note 8(c)).

The Trust manages, monitors and adjusts its capital balances in response to the availability of capital, economic conditions and investment opportunities with the following objectives in mind:
•Compliance with investment and debt restrictions pursuant to the Amended and Restated Declaration of Trust;
•     Compliance with existing debt covenants;
•     Maintaining investment grade credit ratings;
•Supporting the Trust’s business strategies including ongoing operations, property development and acquisitions;
•Optimizing the Trust's weighted average cost of capital;
•     Generating stable and growing cash distributions; and
•    Building long-term unitholder value.

The Amended and Restated Declaration of Trust contains certain provisions with respect to capital management which include:
•     The Trust shall not incur or assume any indebtedness if, after giving effect to the incurring or assumption of the indebtedness, the total indebtedness of the Trust would be more than 65% of the Gross Book Value (as defined in the Amended and Restated Declaration of Trust); and
•     The Trust shall not invest in raw land for development, except for (i) existing properties with additional development, (ii) the purpose of renovating or expanding existing properties or
(iii) the development of new properties, provided that the aggregate cost of the investments of the Trust in raw land, after giving effect to the proposed investment, will not exceed 15% of Gross Book Value.

At December 31, 2023, the Trust’s combined debt consists of the unsecured debentures, the unsecured term loans and the unsecured revolving credit facility when drawn, each of which have various financial covenants. These covenants are defined within the trust indenture, the term loan agreements and the revolving credit facility agreement and, depending on the debt instrument, include a total indebtedness ratio, a secured indebtedness ratio, an interest coverage ratio, an unencumbered asset ratio, and a minimum equity threshold. The Trust monitors these covenants and was in compliance with their respective requirements as at December 31, 2023 and 2022.

Distributions are made at the discretion of the Board of Trustees (the “Board”) and Granite REIT intends to distribute each year all of its taxable income pursuant to its Amended and Restated Declaration of Trust as calculated in accordance with the Income Tax Act. For the fiscal year 2023, the Trust declared a monthly distribution of $0.2667 per stapled unit from January to November and a monthly distribution of $0.2750 per stapled unit for the month of December. The Board determines monthly distribution levels having considered, among other factors, estimated 2023 and 2024 cash generated from operations and capital requirements, the alignment of its current and targeted payout ratios with the Trust’s strategic objectives and compliance with the above noted financial covenants.